EXHIBIT 99.1

                            STATEMENTS OF OPERATIONS
                  AND FINANCIAL POSITION AND OTHER INFORMATION
                                   WILL FOLLOW


ERIE INDEMNITY COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)

                                                        Three months ended June 30,    Six months endedd June30,
                                                                 (unaudited)                (unaudited)
                                                             2003          2002         2003          2002
                                                        ----------------------------   ---------------------------
OPERATING REVENUE:
   Management Fee Revenue                               $  232,737       $  206,575    $  439,983      $  384,827
   Premiums Earned                                          47,219           40,434        92,401          77,653
   Service Agreement Revenue                                 6,863            7,776        13,347          15,118
                                                        ----------       ----------    ----------      ----------
      Total operating revenue                           $  286,819       $  254,785    $  545,731      $  477,598
                                                        ----------       ----------    ----------      ----------
OPERATING EXPENSES:
   Cost of Management Operations                        $  170,087       $  147,504    $  324,460      $  276,296
   Losses and Loss Expenses Incurred                        39,364           34,050        76,864          63,387
   Policy Acquisition and Other Underwriting Expenses       14,135           12,430        27,487          23,927
                                                        ----------       ----------    ----------      ----------
      Total operating expenses                          $  223,586       $  193,984    $  428,811      $  363,610
                                                        ----------       ----------    ----------      ----------
OTHER INCOME AND EXPENSES:
   Investment income, net of expenses                   $   14,219       $   14,133    $   28,538      $   26,837
   Realized Gains (Losses) on Investments                    3,376           (5,801)        3,969          (4,581)
   Equity in (Losses) Earnings of Limited Partnerships      (1,420)           2,221        (2,746)            307
                                                        ----------       ----------    ----------      ----------
      Total other income and expenses                   $   16,175       $   10,553    $   29,761      $   22,563
                                                        ----------       ----------    ----------      ----------
Income before income taxes and equity in earnings of
    Erie Family Life Insurance Company                  $   79,408       $   71,354    $  146,681      $  136,551

Less:  Provision for Income Taxes                           26,522           23,730        48,982          45,441
   Equity in Earnings of Erie Family Life Insurance
      Company, net of tax                                    1,572              202         2,659             917
                                                        ----------       ----------    ----------      ----------
               Net income                               $   54,458       $   47,826    $  100,358      $   92,027
                                                        ==========       ==========    ==========      ==========
               Net income per share                     $     0.77       $     0.67    $     1.41      $     1.29
                                                        ==========       ==========    ==========      ==========
               Weighted average shares outstanding          70,997           71,144        70,997          71,162
                                                        ==========       ==========    ==========      ==========

DIVIDENDS DECLARED
Class A non-voting common                               $     0.19       $     0.17    $     0.38      $     0.34
                                                        ----------       ----------    ----------      ----------
Class B common                                          $    28.50       $    25.50    $    57.00      $    51.00
                                                        ----------       ----------    ----------      ----------


Erie Indemnity Company
CONSOLIDATED STATEMENTS OF OPERATIONS - SEGMENT BASIS
(Amounts in thousands, except per share data)

                                                                 Three months ended June 30          Six months ended June 30
                                                                         (unaudited)                         (unaudited)
                                                                     2003          2002                  2003          2002
                                                                 --------------------------          ------------------------
MANAGEMENT OPERATIONS
Management fee revenue                                           $  232,737    $  206,575            $  439,983    $  384,827
Service agreement revenue                                             6,863         7,776                13,347        15,118
                                                                 ----------    ----------            ----------    ----------
    Total revenue from management operations                        239,600       214,351            $  453,330    $  399,945
Cost of management operations                                       170,087       147,504               324,460       276,296
                                                                 ----------    ----------            ----------    ----------
    Income from management operations                            $   69,513    $   66,847            $  128,870    $  123,649
                                                                 ----------    ----------            ----------    ----------
INSURANCE UNDERWRITING OPERATIONS

Premiums earned                                                  $   47,219    $   40,434            $   92,401    $   77,653
                                                                 ----------    ----------            ----------    ----------
Losses and loss adjustment expenses incurred                         39,364        34,050            $   76,864    $   63,387
Policy acquisition and other underwriting expenses                   14,135        12,430                27,487        23,927
                                                                 ----------    ----------            ----------    ----------
   Total losses and expenses                                     $   53,499    $   46,480            $  104,351    $   87,314
                                                                 ----------    ----------            ----------    ----------
   Underwriting loss                                             $   (6,280)   $   (6,046)           $  (11,950)   $   (9,661)
                                                                 ----------    ----------            ----------    ----------
INVESTMENT OPERATIONS
Net investment income                                            $   14,219    $   14,133            $   28,538    $   26,837
Net realized gains (losses) on investments                            3,376        (5,801)                3,969        (4,581)
Equity in (losses) earnings of limited partnerships                  (1,420)        2,221                (2,745)          307
Equity in earnings of Erie Family Life Insurance Company              1,690           218                 2,859           986
                                                                 ----------    ----------            ----------    ----------
   Net revenue from investment operations                        $   17,865    $   10,771            $   32,621    $   23,549

   Income before income taxes                                    $   81,098    $   71,572            $  149,541    $  137,537
Provision for income taxes                                           26,640        23,746                49,183        45,510
                                                                 ----------    ----------            ----------    ----------
   Net income                                                    $   54,458    $   47,826            $  100,358    $   92,027
                                                                 ==========    ==========            ==========    ==========
   Net income per share                                          $     0.77    $     0.67            $     1.41    $     1.29
                                                                 ==========    ==========            ==========    ==========
   Net income excluding net realized gains (losses) and
    related taxes                                                $   52,264    $   51,596            $   97,778    $   95,005
                                                                 ==========    ==========            ==========    ==========
WEIGHTED AVERAGE SHARES OUTSTANDING                                  70,997        71,143                70,997        71,162
                                                                 ==========    ==========            ==========    ==========

Erie Indemnity Company
CONSOLIDATED STATEMENTS OF OPERATIONS - SEGMENT BASIS - Continued
(Dollars in thousands)

The table below reconciles the Company's GAAP-basis net income to net income excluding net realized gains or losses and related income taxes. Management believes this measure assists the financial statement reader in interpreting and evaluating the financial results of the Company by removing the effects of gain or losses from investment sales, which could significantly impact the Company's financial results from one period to another based on the timing of investment sales and resulting gains or losses, which may or may not be recurring.

                                                                  Three months ended June 30         Six months ended June 30
                                                                         (unaudited)                        (unaudited)
                                                                      2003          2002                2003           2002
                                                                 ---------------------------        -------------------------
    Net income                                                   $   54,458    $   47,826           $  100,358    $   92,027

      Net realized gains (losses) on investments                      3,376        (5,801)               3,969        (4,581)
      Income tax (expense) benefit on realized gains (losses)        (1,182)        2,031               (1,389)        1,603
                                                                 ----------    ----------           ----------    ----------
         Realized gains (losses) net of income tax (expense)
           benefit                                                    2,194        (3,770)               2,580        (2,978)
                                                                 ----------    ----------           ----------    ----------
    Net income excluding net realized gains (losses) and
       related taxes                                             $   52,264    $   51,596           $   97,778    $   95,005
                                                                 ==========    ==========           ==========    ==========

Erie Indemnity Company
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(Amounts in thousands, except per share data)

                                                                     June 30          December 31
                                                                       2003              2002
                                                                   (unaudited)
                                                                 ------------         -----------
ASSETS
Investments
Fixed maturities                                                 $   784,566          $   708,068
Equity securities
    Preferred stock                                                  155,796              157,563
    Common stock                                                      40,774               36,515
Other invested assets                                                106,437               96,613
                                                                 -----------          -----------
    Total investments                                            $ 1,087,573          $   998,759

Cash and cash equivalents                                        $   139,820          $    85,712
Equity in Erie Family Life Insurance Company                          59,434               48,545
Premiums receivable from policyholders                               268,074              239,704
Receivables from affiliates                                          928,412              829,049
Other assets                                                         168,024              155,907
                                                                 -----------          -----------
   Total assets                                                  $ 2,651,337          $ 2,357,676
                                                                 ===========          ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Unpaid losses and loss adjustment expenses                       $   780,837          $   717,015
Unearned premiums                                                    439,214              393,091
Other liabilities                                                    330,123              260,198
                                                                 -----------          -----------
   Total liabilities                                             $ 1,550,174          $ 1,370,304
   Total shareholders' equity                                    $ 1,101,163          $   987,372
                                                                 -----------          -----------
   Total liabilities and shareholders' equity                    $ 2,651,337          $ 2,357,676
                                                                 ===========          ===========
Book value per share                                                  $15.51               $13.91
Shares outstanding                                                    70,997               70,997


Erie Indemnity Company
Segment Information


Management  fee revenue by line of  business:

                                    Three months ended June 30        %      Six months ended June 30           %
                                        2003           2002         Change        2003           2002         Change
(In thousands)                     ------------------------------------------------------------------------------------
Private passenger auto              $ 117,549       $ 107,330         9.5%    $ 222,755      $ 201,844         10.4%
Commercial auto                        20,110          17,718        13.5        39,107         34,185         14.4
Homeowners                             39,718          33,541        18.4        67,530         56,313         19.9
Commercial multi-peril                 26,392          24,036         9.8        51,445         45,372         13.4
Workers' compensation                  20,247          17,674        14.6        42,628         35,778         19.1
All other lines of business             9,721           6,276        54.9        17,918         11,335         58.1
                                   ---------------------------------------------------------------------------------
     Total                          $ 233,737       $ 206,575        13.1%    $ 441,383      $ 384,827         14.7%

Allowance for management
  fee returned on cancelled
  policies                              1,000               0         0.0         1,400              0          0.0
                                   ---------------------------------------------------------------------------------
Total management fee revenue        $ 232,737       $ 206,575        12.7%    $ 439,983      $ 384,827         14.3%
                                   =================================================================================


Growth rate of policies in force for Property and Casualty Group insurance operations:

                                                                   All other
               Private     12-mth.                 12-mth.   lines of     12-mth.    Total       12-mth.
              passenger    growth                  growth    personal     growth    Personal     growth
    Date        auto        rate     Homeowners     rate     business      rate       Lines       rate
------------------------------------------------------------------------------------------------------
12/31/2001   1,432,747      7.1%     1,075,816      9.0%      215,134      11.5%     2,723,697     8.2%
03/31/2002   1,469,617      8.3      1,104,806     10.1       222,061      12.2      2,796,484     9.3
06/30/2002   1,512,335      9.4      1,146,639     11.4       231,951      13.4      2,890,925    10.5
09/30/2002   1,554,425     10.4      1,190,651     13.1       240,410      14.4      2,985,486    11.8
12/31/2002   1,591,161     11.1      1,230,895     14.4       249,544      16.0      3,071,600    12.8
03/31/2003   1,623,429     10.5      1,263,118     14.3       257,327      15.9      3,143,874    12.4
06/30/2003   1,650,225      9.1      1,293,575     12.8       264,423      14.0      3,208,223    11.0

                                                                                     All other
                           12-mth.       CML*     12-mth.                 12-mth.    lines of     12-mth.    Total     12-mth.
                  CML*     growth       multi-    growth      Workers'    growth     commercial   growth    Commercial growth
                  auto      rate        peril      rate         comp.      rate       business     rate        Lines    rate
----------------------------------------------------------------------------------------------------------------------------
12/31/2001      96,100      9.7%       166,214     11.6%       52,033      10.3%        71,539     9.9%       385,886   10.7%
03/31/2002      98,926     10.7        171,283     12.5        53,320      10.8         73,392    10.7        396,921   11.5
06/30/2002     102,447     11.6        179,761     13.9        55,607      11.9         75,884    11.7        413,699   12.6
09/30/2002     105,353     11.8        185,608     14.4        57,375      12.5         78,131    11.5        426,467   13.0
12/31/2002     108,069     12.5        190,787     14.8        58,930      13.3         79,772    11.5        437,558   13.4
03/31/2003     109,963     11.2        194,911     13.8        60,104      12.7         81,356    10.9        446,334   12.4
06/30/2003     112,911     10.2        201,614     12.2        61,932      11.4         83,826    10.5        460,283   11.3

                          12-mth.
               Total      growth
 Date        All lines     rate
-------------------------------
12/31/2001   3,109,583      8.5%
03/31/2002   3,193,405      9.6
06/30/2002   3,304,624     10.8
09/30/2002   3,411,953     11.9
12/31/2002   3,509,158     12.8
03/31/2003   3,590,208     12.4
06/30/2003   3,668,506     11.0

*CML = Commercial



Policy retention trends for Property and Casualty Group insurance operations:

                   Private                                                                      All other
                  passenger         CML*                           CML*         Workers'         lines of
  Date              auto            auto       Homeowners      multi-peril        comp.         business      Total
-------------------------------------------------------------------------------------------------------------------
12/31/2001          92.2%           90.5%          90.2%           88.0%          88.4%           88.2%        90.9%
03/31/2002          92.3            90.9           90.2            88.8           89.3            88.1         90.9
06/30/2002          92.4            91.1           90.4            89.0           89.5            88.3         91.0
09/30/2002          92.5            90.8           90.5            88.7           89.5            88.2         91.1
12/31/2002          92.6            91.0           90.5            88.7           89.4            88.5         91.2
03/31/2003          92.5            91.3           90.6            89.1           90.2            88.5         91.2
06/30/2003          92.2            91.1           90.5            88.4           89.4            88.4         91.0

*CML = Commercial


Selected financial data of Erie Insurance Exchange:

The selected financial data below is derived from the Erie Insurance Exchange's financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

                                                       Three months ended                Six months ended
                                                   --------------------------       --------------------------
(In thousands)                                        June 30,      June 30,           June 30,      June 30,
Statutory Accounting Basis                              2003          2002               2003          2002
                                                   --------------------------       --------------------------
                                                            (unaudited)                       (unaudited)
Premiums earned                                    $   832,147   $   719,877        $  1,634,794   $ 1,386,306
                                                   --------------------------       --------------------------
Losses and loss adjustment expenses                $   643,028   $   601,741        $  1,322,883   $ 1,117,656
Insurance underwriting and other expenses              266,195       246,679             508,865       466,009
                                                   --------------------------       --------------------------
Net underwriting loss                              $   (77,076)  $  (128,543)       $   (196,954)  $  (197,359)
                                                   --------------------------       --------------------------
Net investment income                                   57,110        60,256             111,175       113,999
Net realized gains (losses)                            111,569       (71,998)             78,214       (74,834)
Federal income tax benefit                              (5,151)      (25,809)            (46,681)      (36,184)
                                                   --------------------------       --------------------------
Net loss                                           $    96,754   $  (114,476)       $     39,116   $  (122,010)
                                                   ==========================       ==========================


                                                               As of
(In thousands)                                        June 30,     December 31,
Statutory Accounting Basis                              2003             2002
                                                   ------------     ------------
                                                    (unaudited)
Cash and invested assets                           $ 6,585,491      $ 5,967,051
Total assets                                         7,633,674        7,007,803
                                                   ===========      ===========
Claims and unearned premium reserves                 4,316,262        3,962,218
Total liabilities                                    5,342,289        4,892,032
                                                   ===========      ===========
Policyholders' surplus                             $ 2,291,385      $ 2,115,771
                                                   ===========      ===========